SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                            [X]
Filed by a Party other than the Registrant           [   ]

Check the appropriate box:

[   ]           Preliminary Information Statement

[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X ]           Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.

[   ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)           Title of each class of securities to which transaction applies:
(2)           Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[   ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:
(2)           Form, Schedule or Registration Statement No.:
(3)           Filing Party:
(4)           Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (“Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (“Information Statement”) may be read to include you as an owner of a Variable Contract.

On May 24-25, 2010, the Board of Trustees of the Trust voted to replace Credit Suisse Asset Management, LLC (“Credit Suisse”) with Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) as sub-adviser for the JNL/Credit Suisse Long/Short Fund of the Trust, effective October 11, 2010.  Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Credit Suisse Long/Short Fund	JNL/Goldman Sachs U.S. Equity Flex Fund

The Information Statement is furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of the Trust, a Massachusetts business trust, to shareholders of JNL/Credit Suisse Long/Short Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On May 25, 2010, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust (File No. 33-87244) to reflect the changes discussed in this information statement.  These fund changes will not be effective until the U.S. Securities and Exchange Commission (“SEC”) has approved the changes contained in the amendment to the registration statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Credit Suisse Long/Short Fund

August 16, 2010

Table Of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.           INTRODUCTION

JNL Series Trust (“Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 78 series (“Funds” and each a “Fund”).

As investment adviser to the Trust, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, compensates and monitors investment sub-advisers (“Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds.  In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (“Board”).  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The President and Chief Executive Officer of JNAM is Mark D. Nerud.  The members of the Board of Managers of JNAM are Andrew B. Hopping, Thomas J. Meyer, Mark D. Nerud, and Robert A. Fritts.  The address and principal occupation of each Manager are set out in the table below.

Manager	Address	Principal Occupation
Andrew B. Hopping	1 Corporate Way Lansing, Michigan 48951	Executive Vice President and Chief Financial Officer of Jackson
Thomas J. Meyer	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, General Counsel, and Secretary of Jackson
Mark D. Nerud	1 Corporate Way Lansing, Michigan 48951	President and CEO of JNAM
Robert A. Fritts	1 Corporate Way Lansing, Michigan 48951	Senior Vice President and Controller of Jackson

The Investment Advisory Agreement between JNAM and the Trust was last submitted for shareholder vote on October 26, 2000.

On May 24-25, 2010, the Board, including all Trustees who are not “interested persons” (as defined by the 1940 Act) of any party to the “Sub-Advisory Agreement” (“Independent Trustees”), approved the Sub-Advisory Agreement between JNAM and Goldman Sachs Asset Management, L.P. (“Goldman Sachs”).  On October 11, 2010, Goldman Sachs will succeed Credit Suisse as Sub-Adviser to the Fund.  The Board also approved a name change; effective October 11, 2010, the JNL/Credit Suisse Long/Short Fund will be called the JNL/Goldman Sachs U.S. Equity Flex Fund.

The purpose of this Information Statement is to provide you with information about the investment Sub-Advisory Agreement between JNAM and Goldman Sachs, the investment Sub-Adviser for the JNL/Goldman Sachs U.S. Equity Flex Fund, and certain events and transactions that caused an amendment to the Investment Sub-Advisory Agreement between JNAM and Credit Suisse to remove Credit Suisse as Sub-Adviser to the JNL/Credit Suisse Long/Short Fund, effective October 11, 2010.  This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (“Order”) that the Trust and JNAM received from the U.S. Securities and Exchange Commission (“SEC”).

The Order permits JNAM to enter into Sub-Advisory Agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change Sub-Advisers, from time to time, without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

As of October 11, 2010, Credit Suisse will cease to be the Sub-Adviser to the JNL/Credit Suisse Long/Short Fund.  Credit Suisse is located at Eleven Madison Avenue, New York, New York 10010.  Credit Suisse is an indirect subsidiary of Credit Suisse Group AG (“CSG”).  CSG’s primary office is located at Giesshübelstrasse 30, PO Box 800, Zurich, Switzerland, CH-8070.

Therefore, this Information Statement is being provided to the shareholders invested in the above-listed Fund.  It will be mailed on or about August 16, 2010.

II.           Investment Sub-Advisory Agreement With Goldman Sachs

Credit Suisse is the Sub-Adviser to the JNL/Credit Suisse Long/Short Fund, pursuant to a Sub-Advisory Agreement with JNAM, dated January 16, 2007.  That Sub-Advisory Agreement was most recently approved by the Board at a meeting held on May 24-25, 2010.

On May 24-25, 2010, the Board, including the Independent Trustees, unanimously voted to replace Credit Suisse with Goldman Sachs as Sub-Adviser for the Fund and to approve an amendment to the Investment Sub-Advisory Agreement between JNAM and Goldman Sachs with respect to the Trust (“GS Sub-Advisory Agreement”).  Please refer to Exhibit A for the GS Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the agreement because Goldman Sachs is not affiliated with JNAM.

With the replacement of Credit Suisse with Goldman Sachs as Sub-Adviser, the name of the Fund will change as follows, and will be referred to by its new name:

Prior Fund Name	New Fund Name
JNL/Credit Suisse Long/Short Fund	JNL/Goldman Sachs U.S. Equity Flex Fund

The investment objectives and policies for the JNL/Goldman Sachs U.S. Equity Flex Fund will be as follows:

Investment Objective.  The investment objective of the JNL/Goldman Sachs U.S. Equity Flex Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund’s principal investment strategy is to invest in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared the S&P 500 Index.

The Sub-Adviser will normally establish long and short positions in equity securities.  In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the index.  This strategy offers the portfolio management team increased flexibility in expressing their views, whether positive or negative, on certain issuers. The Sub-Adviser intends to maintain a net long exposure (the market value of long positions minus the market value of short positions divided by the total market value of the portfolio) of approximately 100% and a beta of 1. The Sub-Adviser will normally target long positions of 130% of the Fund’s net assets, and short positions of 30% of the Fund’s net assets, but may vary from these targets.

Beta is a measure of a stock’s volatility relative to the volatility of the market.  A fund that has the same volatility as that of the market has a beta of 1.  If a fund has a beta less than 1, a fund is less volatile than the market. On the other hand, a fund that has a beta greater than 1 is more volatile than the market.  For this Fund, the market is considered to be all of the stocks included in the S&P 500 Index.

When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender.  If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs.  When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose.  This is a form of leverage, and when the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

The Sub-Adviser’s investment philosophy is based on the belief that investing should thoughtfully weigh two important attributes of a stock:  price and prospects.  The Sub-Adviser believes a company’s prospective ability to generate high cash flow returns on capital will strongly influence investment success.  The Fund will favor investments in equities that the Sub-Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.  Conversely, the Fund will short equities where the Sub-Adviser believes the businesses have limited prospects, such as those facing deteriorating fundamentals and severe headwinds, with limited or no competitive advantage.

With the change in Sub-Adviser from Credit Suisse to Goldman Sachs, the investment objective of the Fund was changed.  The Fund’s revised investment objective is long-term capital appreciation.  Under Credit Suisse, the Fund’s investment objective was total return.  Goldman Sachs intends to achieve the investment objective by investing in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns versus the S&P 500 Index.

The Fund will favor investments in equities that the Sub-Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.  Conversely, the Fund will short equities where the Sub-Adviser believes the businesses have limited prospects, such as those facing deteriorating fundamentals and severe headwinds, with limited or no competitive advantage.

The significant difference between the old principal investment strategies of the Fund and the new principal investment strategies is the market capitalization of the companies in which the Fund may invest.

Please refer to Exhibit B for a comparison of the changes made to the Fund’s prospectus pursuant to the change in Sub-Adviser.

The GS Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually.  The GS Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty (60) days’ written notice by the Trust, JNAM or on sixty days’ written notice by Goldman Sachs.  The GS Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The GS Sub-Advisory Agreement generally provides that Goldman Sachs, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Goldman Sachs’ duties under the GS Sub-Advisory Agreement, except for a loss resulting from willful malfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the GS Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Credit Suisse and Goldman Sachs.

The change in Sub-Adviser will not increase any fee or expense to be paid by the Fund.  The management fees for the Fund did not change.  The Fund pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Credit Suisse Long/Short Fund
Advisory Rates Before and After the Change in Sub-Adviser
Net Assets	Rate
$0 to $300 million	.80%
Over $300 million	.75%

Credit Suisse is paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

JNL/Credit Suisse Long/Short Fund
Sub-Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $150 million	.45%
$150 million to $300 million	.40%
Amounts over $300 million	.35%

JNL/Credit Suisse Long/Short Fund
Sub-Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $150 million	.45%
Amounts over $150 million	.40%

Goldman Sachs will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the above schedule.

The following table sets forth the aggregate amount of management fees paid by the Fund to JNAM for the year ended December 31, 2009. The aggregate amount of management fees to be paid to JNAM is not expected to change as a result of the change of sub-advisers.

Fund Name	Actual Fees
JNL/Credit Suisse Long/Short Fund	$553,684

For the year ended December 31, 2009, Credit Suisse received $311,448 in sub-advisory fees with respect to the Fund.  The pro forma sub-advisory fees would have been the same as the fees paid to Credit Suisse, assuming the GS Sub-Advisory Agreement was in place for the applicable period.  The management fees were not increased due to the change in sub-adviser.

III.           Description and Control Of Goldman Sachs

Goldman Sachs is located at 200 West Street, New York, New York, 10282.  Goldman Sachs has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co.

As the Sub-Adviser to the Fund, Goldman Sachs will provide the Fund with investment research, advice and supervision, and manages the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s Prospectus dated May 1, 2010, as amended, October 11, 2010.  The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated May 1, 2010, as amended, October 11, 2010 under the heading “Principal Risks of Investing in the Fund”.

As of July 31, 2010, no Trustees or officers of the Trust were officers, employees, directors, general partners or shareholders of Goldman Sachs, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Goldman Sachs or any other entity controlling, controlled by or under common control with Goldman Sachs. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since December 31, 2009, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Goldman Sachs, any parent or subsidiary of Goldman Sachs, or any subsidiary of the parent of such entities was or is to be a party.

JNL/Goldman Sachs U.S. Equity Flex Fund

The JNL/Goldman Sachs U.S. Equity Flex Fund will be managed by on a team basis.  The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

•
Andrew Braun (Managing Director, Co-Chief Investment Officer) joined GSAM as a mutual fund product development analyst in July 1993.  Mr. Braun is Co-CIO and portfolio manager of the US Value Equity team, where he oversees the portfolio management and investment research efforts for the firm's US value equity accounts.  Mr. Braun has 18 years of industry experience and has been a member of the US Value Equity team since 1997.  He currently has research responsibility for banks, specialty finance and broker dealers.  He has also covered insurance, basic materials, environmental services and transportation stocks throughout his tenure at Goldman Sachs.  He received a BA in Economics from Harvard University and an MBA in Finance and Economics from the Stern School of Business at New York University.

•
Sean Gallagher (Managing Director, Co-Chief Investment Officer) joined GSAM as a research analyst in May 2000.  Mr. Gallagher is Co-CIO and portfolio manager of the US Value Equity team, where he oversees the portfolio management and investment research efforts for the firm's US value equity accounts.  Mr. Gallagher has 16 years of industry experience and has been a member of the US Value Equity team since 2000.  He currently has research responsibilities for telecommunications, media, cable and health care.  Mr. Gallagher received a BS in Finance from Drexel University and an MBA in Finance and Accounting from the Stern School of Business at New York University.

Executive/Principal Officers of Goldman Sachs:

Officer Names	Title
John S. Weinberg	Managing Director- GSAM LP, Vice Chairman, Goldman Sachs
Lloyd C. Blankfein	Managing Director- GSAM LP, Chairman and Chief Executive Officer, Goldman Sachs

IV.           Other Investment Companies Advised By Goldman Sachs

Goldman Sachs does not currently act as adviser or sub-adviser to any other registered investment companies having the same investment objectives and policies as those of the Fund.

V.           Evaluation By The Board Of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s Sub-Advisory agreement.

At a meeting on May 24-25, 2010, the Board, including all of the Independent Trustees, considered information relating to the GS Sub-Advisory Agreement.  In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the GS Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration.  At the conclusion of the Board’s discussion, the Board approved the GS Sub-Advisory Agreement, which was approved until June 30, 2011, when the agreement will be up for its annual renewal.

In reviewing the GS Sub-Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Fund, and the Independent Trustees were advised by independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) the costs of the services to be provided; (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable the Fund’s investors to share in these potential economies of scale; and (5) other benefits that may accrue to Goldman Sachs through its relationship with the Fund.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the GS Sub-Advisory Agreement.

Before approving the GS Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Goldman Sachs, and to consider the terms of the GS Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the GS Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by Goldman Sachs.

For the Fund, JNAM provided information on Goldman Sachs’ duties under the GS Sub-Advisory Agreement. These duties include investment research and security selection, adherence to the Fund’s investment restrictions and monitoring compliance with the Fund policies and procedures. The Board considered JNAM’s evaluation of Goldman Sachs, as well as JNAM’s recommendation, based on its review of Goldman Sachs, to approve the GS Sub-Advisory Agreement.

The Board also reviewed information pertaining to Goldman Sachs’ organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about Goldman Sachs from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by Goldman Sachs.

Performance

The Board could not consider Goldman Sachs’ performance as Sub - Adviser to the Fund because the transition from Credit Suisse to Goldman Sachs had not yet occurred.  The Board considered that performance presented for a similarly managed strategy significantly outperformed its benchmark since the strategy’s inception on August 1, 2008.  The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees to be paid to Goldman Sachs.  For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers.  Using information provided by an independent data service, the Board evaluated the Fund’s proposed sub-advisory fee and compared it to the average sub-advisory fee of the Lipper universe. The Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of the Fund is set forth below:

JNL/Goldman Sachs U.S. Equity Flex Fund.  The Board considered that the Fund’s advisory and sub-advisory fees are lower than the respective peer group averages.  The Board noted that the Fund’s estimated total expense ratio is lower than that of the peer group average.  The Board concluded that the advisory and sub-advisory fees are in the best interest s of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of shareholders.  Based on information provided by JNAM and Goldman Sachs, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

Other Benefits to JNAM and Goldman Sachs

In evaluating the benefits that may accrue to Goldman Sachs through its relationship with the Fund, the Board noted that Goldman Sachs may develop additional investment advisory business with JNAM, the Funds or other clients of Goldman Sachs as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the GS Sub-Advisory Agreement.

VI.              Additional Information

Ownership Of The Fund

As of Friday, July 30, 2010, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Credit Suisse Long/Short Fund (Class A)	14,240,602.824
JNL/Credit Suisse Long/Short Fund (Class B)	18,910.221

As of Friday, July 30, 2010, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds (the JNL/S&P Funds), and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of Friday, July 30, 2010, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned

JNL/ Credit Suisse Long/Short Fund – Class B
	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	11,148.088	58.95%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of Friday, July 30, 2010, no person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund:

Fund Transactions And Brokerage For the Trust

Pursuant to the Investment Sub-Advisory Agreements, the Sub-Advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust’s Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion.  The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust (“best execution”), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation.  In doing so, a Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds’ transactions.  Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer.  For securities traded primarily in the over-the-counter market, the Sub-Adviser may deal directly with dealers who make a market in the securities.  Such dealers usually act as principals for their own account.  Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each Sub-Adviser considers a number of factors described in its policy and procedures. The Sub-Advisers’ policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any), the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution.  The Sub-Adviser’s selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Investment Sub-Advisory Agreements, and subject to best execution, the Sub-Advisers also expressly are permitted to consider the value and quality of any “brokerage and research services” (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including but not limited to, securities research, trading information, and statistical, quotation, or valuation services provided to the Sub-Adviser by the broker-dealer.  In placing a purchase or sale order, a Sub-Adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the Sub-Adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser.  Research services provided by broker-dealers typically includes advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.  A Sub-Adviser may use research services provided by broker-dealers through which the Sub-Adviser effects Fund transactions in serving any or all of its accounts, and the Sub-Adviser may not use all such services in connection with its services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a Sub-Adviser in addition to selling the securities to the Fund or other advisory clients of the Sub-Adviser.

Pursuant to the Trust’s Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust’s investment adviser, and each of the Sub-Advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds, acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers’ promotion or sale of variable contracts that invest in Fund shares.  The Trust, JNAM, the Sub-Advisers, and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust’s portfolio transactions effected through any other broker-dealer.

From time to time, the Board of Trustees will review whether the Sub-Adviser’s use of the recapture program for the benefit of the Funds, and the portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable.  The Board of Trustees intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Subject to Rule 17e-1 under the 1940 Act, portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a Sub-Adviser, if, in the Sub-Adviser’s judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.

Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member.  The Board has adopted procedures and all such transactions are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser.  The Board has adopted procedures and all such transactions are reported to and reviewed by the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a Sub-Adviser, or an affiliated company.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the Sub-Adviser believes that to do so is in the interest of the Fund and the other accounts participating.  When such concurrent authorizations occur the executions will be allocated in an equitable manner.

VII.           Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2009, a copy of the Trust’s semi-annual report for the period ended June 30, 2010, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request.  To obtain a copy, please call 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  JNAM is a wholly-owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust’s Administrator.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement and Amendments Between Jackson National Asset Management, LLC and Goldman Sachs Asset Management, L.P.

Investment Sub-Advisory Agreement

This AGREEMENT is effective this 2nd day of May, 2005, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and GOLDMAN SACHS ASSET MANAGEMENT, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser ("Sub-Adviser").

WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

WHEREAS, the Adviser represents that it has entered into an Investment Advisory and Management Agreement (“Management Agreement”) dated as of January 31, 2001 with the Trust; and

WHEREAS, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“each a Fund”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement.  Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)
the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)
the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

It is understood that the name “Goldman, Sachs &Co.” or “Goldman Sachs” or any derivative thereof, any tradename, trademark, trade device, service mark, symbol or logo associated with those names are the valuable property of the Sub-Adviser or its affiliates and that the Adviser has the right to use such name (or derivative or logo), in offering materials or promotional or sales-related materials of the Fund.  During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective.  Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.
Management.  Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Nothwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions specifically applicable to the Funds unless such limitation or restrictions are provided to the Sub-Adviser in writing. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds.  The portfolio managers shall be available to meet with the Fund’s Board of Trustees at the Fund’s principal place of business on an annual basis on due notice and more frequently if requested by the Board, and agreed upon by the Sub-Adviser. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program, and such other reports as the Board or the Adviser may reasonably request.

Subject to the following paragraph, Sub-Adviser will manage the assets of the Funds that are under its management pursuant to this Agreement in compliance with the requirements of the 1940 Act, the regulations adopted by the Securities and Exchange Commission thereunder, and the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

The Adviser acknowledges that the Sub-Adviser is not  a compliance agent for the Funds or the Adviser, and does not have full access to the Funds’ books and records necessary to perform certain compliance testing.  Without necessarily limiting the scope of the foregoing, the Adviser acknowledges that it has sole responsibility and liability for monitoring and performing the compliance testing under the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5.  The Adviser agrees to notify the Sub-Adviser should the compliance tests it performs based off the official books and records of the Fund show the Fund to be out of compliance with the relevant regulations and the Sub-Adviser, on behalf of the Adviser agrees to work in good faith to bring the Fund into compliance within the applicable cure period.

Notwithstanding the foregoing, Sub-Adviser agrees to maintain portfolio positions on its internal databases relating to the Fund’s holdings and agrees to notify Adviser if it believes that the relevant tax provisions may be violated.  Adviser recognizes that Sub-Adviser’s role in this respect is voluntary, and absent bad faith Sub-Adviser shall not assume or acquire any liability for its failure to so notify Adviser.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to similar accounts for which it has investment responsibilities;

b)
will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)
will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

d)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

e)
will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

f)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

g)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

h)
will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

i)
will provide reasonable assistance in connection with the determination of the fair value of securities in a Fund for which market quotations are not readily available and the parties to this Agreement agree that the Sub-Adviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Funds.

j)	will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; and

k)
may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

4.
Custody of Assets.  Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds.  In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the valuation of the assets of the Funds, collection of income, physical acquisition or the safekeeping of the assets of the Funds.  All such duties of valuation, collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.
Brokerage.  The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates.  Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution” (including, to the extent legally permissible, broker-dealers and Futures Commissions Merchants affiliated with the Sub-Adviser), which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to:  the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.  Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act).  Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations.  The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

Adviser acknowledges on behalf of the Fund that they agree to permit the Fund to engage in Agency Cross Transactions, in compliance with rule 206(3)-2 under the Investment Advisers Act of 1940 (“Advisers Act”).
Adviser and the Fund hereby acknowledge that:

a)
In effecting such Agency Cross Transactions Sub-Adviser or its affiliates will act as broker for, receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding both parties to such transactions;

Sub-Adviser hereby acknowledges that:

a.
Sub-Adviser is not relieved of its obligation to act in the best interests of the Fund, including its duty to obtain best price and execution for the Fund in such transactions and is not relieved from any disclosure obligation which may be imposed by subparagraph (1) or (2) of Section 206 of the Advisers Act or by other applicable provisions of the federal securities laws;

b.	For each Agency Cross Transaction, Sub-Adviser will send to the Fund, at or before the completion of the transaction, a confirmation which includes:

1.	a statement of the nature of such transaction,
2.	the date such transaction took place,
3.	acknowledgement that the Fund has the right to terminate its written consent at any time by written notice to Sub-Adviser,
4.	an offer to furnish upon request, the time when such transaction took place, and
5.
whether any other remuneration has been or will be received and an offer to furnish upon request the source and amount of any other remuneration received by Sub-Adviser and any other person relying on the rule in connection with the transaction;

c.
Sub-Adviser will send to the Fund at least quarterly a written statement or summary identifying the total number of such transactions during the period since the date of the last such statement or summary, and the total amount of all commissions or other remuneration received or to be received by Sub-Adviser or any other person relying on this rule in connection with such transactions during such period;

d.	Sub-Adviser will be obligated to provide notice of the Fund’s right of revocation of its written consents conspicuously on each confirmation and quarterly statement given to the Fund;

e.
Sub-Adviser will not execute any agency cross transaction involving the Fund when it has provided any investment advisory services with regard to such transaction to the counterparty.  Sub-Adviser may, however, execute 17a-7 transactions in accordance with the Fund’s written procedures.

f.
Nothing in this written consent shall be construed to permit the Sub-Adviser, on behalf of the Fund, to engage in a principal transaction under Section 206(3) of the Advisers Act where Sub-Adviser or its affiliates are acting or proposing to act for their own trading accounts.

6.
Expenses.  The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement.  Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services.  All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.
Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser.  Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions.  The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.
Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.
Services to Others.  Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts.  Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each.  Sub-Adviser may, but shall be under no obligation to, group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account.  Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund.  Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security.  In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.
Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance,  or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.  Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11.
Indemnification.  Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.
Duration and Termination.  This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution.  Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

(a)
The assets of the Account may be invested in futures contracts and consents to the Sub-Adviser’s use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to the Sub-Adviser on account of each Fund’s ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Trust’s status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

(b)
It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

(c)
The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

14.
Obligations of Adviser.  The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

(a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

(b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

(c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.  In connection with these items, the Sub-Adviser intends to comply with Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, provided, however, Sub-Adviser shall have no responsibility to monitor compliance with these items listed above unless such items are provided to the Sub-Advisor in writing.

15.
Confidential Treatment.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end. In addition, the Adviser may disclose to third party service providers, subject to a confidentiality agreement, a list of securities purchased or sold by the Fund. Sub-Adviser agrees to not publicly disclose the Fund holdings by specific reference to the Funds or as being Fund holdings of the Trust, provided however Adviser recognizes that the Fund holdings of the Funds may be similar to fund holdings held in other investment mandates, including separate accounts, that Sub-Adviser may manage and that Sub-Adviser may disclose holdings of those other mandates to third parties or to the holders of those accounts, including in marketing materials related to Sub-Adviser offered products.

16.
Entire Agreement; Amendment of this Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the Funds.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

(a)	To Adviser:
Jackson National Life Insurance Company
1 Corporate Way
Lansing, MI 48951
Attn: Thomas J. Meyer

(b)	To Sub-Adviser:
Goldman Sachs Asset Management, L.P.
32 Old Slip
32nd Floor
New York, NY 10005
Attn: Scott Kilgallen

18.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

20.
Counterpart Signatures.  This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 21st day of April, 2005.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:        /s/ Andrew B. Hopping
Name:  Andrew B. Hopping
Title:    President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:       /s/ Kaysie Unlacke
Name:  /s/ Kaysie Unlacke
Title:    Managing Director

SCHEDULE A
 (Funds)

JNL/Goldman Sachs Mid Cap Value Fund

SCHEDULE B
(Compensation)

JNL/Goldman Sachs Mid Cap Value Fund

Average Daily Net Assets                                                                Annual Rate

$0 to $100 Million:                                                                           .50%
$Over $100 Million:                                                                        .45%

AMENDMENT
TO
INVESTMENT SUB-ADVISORY AGREEMENT
BETWEEN
JACKSON NATIONAL ASSET MANAGEMENT, LLC
AND
GOLDMAN SACHS ASSET MANAGEMENT, L.P.

This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and GOLDMAN SACHS ASSET MANAGEMENT, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser ("Sub-Adviser").

WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of May 2, 2005 (“Agreement”), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to a investment portfolio of the JNL Series Trust; and

WHEREAS, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

WHEREAS, the Adviser desires to appoint Sub-Adviser to provide, and Sub-Adviser has agreed to provide, additional sub-investment advisory services to a new investment portfolio of the JNL Series Trust, effective upon execution or, if later, the date that initial capital for such investment portfolio is first provided.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2006, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2006, attached hereto.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 1st day of May, 2006.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:     /s/ Mark D. Nerud
Name: Mark D. Nerud
Title:   Chief Financial Officer

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:      /s/ Scott Kilgallen
Name:  Scott Kilgallen
Title:    Managing Director

SCHEDULE A
(Funds)

JNL/Goldman Sachs Short Duration Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund

SCHEDULE B
DATED MAY 1, 2006

(Compensation)

JNL/Goldman Sachs Short Duration Bond Fund

Average Daily Net Assets                                                                Annual Rate

$0 to $100 Million:                                                                           .20%
$100 to $250 Million:                                                                      .17%
$250 to $500 Million:                                                                      .15%
Over $500 Million:                                                                           .12%

JNL/Goldman Sachs Mid Cap Value Fund

Average Daily Net Assets                                                                Annual Rate

$0 to $100 Million:                                                                              .50%
$Over $100 Million:                                                                           .45%

Amendment
to
Investment Sub-Advisory Agreement
Between
Jackson national Asset Management, LLC
and
Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser ("Sub-Adviser").

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of May 2, 2005 (“Agreement”), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to a investment portfolio of the JNL Series Trust; and

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

Whereas, in order to reflect a change in sub-adviser for the JNL/Western Asset Strategic Bond Fund, Schedule A and Schedule B must be amended, to add the new sub-advised fund (the JNL/Goldman Sachs Core Plus Bond Fund).

Whereas, the Sub-Adviser wishes to add language to the Agreement to delegate to advisory affiliates of the Sub-Adviser the ability to provide certain services for the portfolios of the JNL Series Trust to which the Sub-Adviser provides sub-investment advisory services.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.
The following language is added as a new last sentence of paragraph 1:  “In performing its obligations under this Agreement, the Sub-Advisor may, at its own discretion, delegate to any advisory affiliate the ability to provide non-dollar currency hedging for the portfolios of the JNL Series Trust to which the Sub-Advisor provides sub-investment advisory services, without further written consent of the Adviser, provided that the Sub-Adviser shall always remain liable to the Adviser and the Fund(s) for its obligations hereunder.”

2.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 30, 2007, attached hereto.

3.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2007, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 30th day of April, 2007.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:     /s/ Mark D. Nerud
Name: Mark D. Nerud
Title:   Chief Financial Officer

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:      /s/ Scott E. Kilgallen
Name:  Scott E. Kilgallen
Title:    Managing Director

Schedule A
Dated April 30, 2007
(Funds)

JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund

Schedule B
Dated April 30, 2007
(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate

$0 to 500 Million	.25%
Amounts over $500 Million	.185%

JNL/Goldman Sachs Short Duration Bond Fund
Average Daily Net Assets	Annual Rate

$0 to $100 Million	.20%
$100 to $250 Million	.17%
$250 to $500 Million	.15%
Amounts over $500 Million	.12%

JNL/Goldman Sachs Mid Cap Value Fund
Average Daily Net Assets	Annual Rate

$0 to 100 Million	.50%
Amounts over $100 Million	.45%

Amendment
to
Investment Sub-Advisory Agreement
Between
Jackson national Asset Management, LLC
and
Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of May 2, 2005 (as amended, the “Agreement”), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to investment portfolios of the JNL Series Trust; and

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

Whereas, in order to effectuate a fee reduction for the JNL/Goldman Sachs Core Plus Bond Fund, Schedule B must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2008, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 1st day of July, 2008.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:     /s/ Mark D. Nerud
Name: Mark D. Nerud
Title:   Chief Financial Officer

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:      /s/ Scott E. Kilgallen
Name:  Scott E. Kilgallen
Title:    Managing Director

Schedule B
Dated July 1, 2008
(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate

$0 to $500 Million	.25%
$500 Million to $1 Billion	.17%
Amounts over $1 Billion	.15%

JNL/Goldman Sachs Mid Cap Value Fund
Average Daily Net Assets	Annual Rate

$0 to $100 Million	.50%
Amounts over $100 Million	.45%

JNL/Goldman Sachs Short Duration Bond Fund
Average Daily Net Assets	Annual Rate

$0 to $100 Million	.20%
$100 to $250 Million	.17%
$250 to $500 Million	.15%
Amounts over $500 Million	.12%

Amendment
to
Investment Sub-Advisory Agreement
Between
Jackson national Asset Management, LLC
and
Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of May 2, 2005 (as amended, the “Agreement”), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to investment portfolios of the JNL Series Trust; and

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

Whereas, the Adviser has appointed Sub-Adviser to provide certain sub-investment advisory services to a new investment portfolio of the JNL Series Trust, the JNL/Goldman Sachs Emerging Markets Debt Fund (“Fund”); and

Whereas, in order to reflect the addition of the new Fund, Schedule A and Schedule B must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 6, 2008, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 6, 2008, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 6th day of October, 2008.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:     /s/ Mark D. Nerud
Name: Mark D. Nerud
Title:   Chief Financial Officer

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:      /s/ Scott E. Kilgallen
Name:  Scott E. Kilgallen
Title:    Managing Director

Schedule A
Dated October 6, 2008
(Funds)

JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund

Schedule B
Dated October 6, 2008
(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate

$0 to $500 Million	.25%
$500 Million to $1 Billion	.17%
Amounts over $1 Billion	.15%

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate

$0 to $200 Million	.50%
Amounts over $200 Million	.45%

JNL/Goldman Sachs Mid Cap Value Fund
Average Daily Net Assets	Annual Rate

$0 to $100 Million	.50%
Amounts over $100 Million	.45%

JNL/Goldman Sachs Short Duration Bond Fund
Average Daily Net Assets	Annual Rate

$0 to $100 Million	.20%
$100 to $250 Million	.17%
$250 to $500 Million	.15%
Amounts over $500 Million	.12%

Amendment
to
Investment Sub-Advisory Agreement
Between
Jackson national Asset Management, LLC
and
Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of May 2, 2005 (as amended, the “Agreement”), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to investment portfolios of the JNL Series Trust; and

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

Whereas, the Adviser has replaced the Sub-Adviser with T. Rowe Price Associates, Inc. to provide certain sub-investment advisory services to the JNL/Goldman Sachs Short Duration Bond (“Fund”); and

Whereas, in order to reflect the above-referenced replacement, Schedule A and Schedule B must be amended to remove the Fund from the Agreement.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 28, 2009, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 28, 2009, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 28th day of September, 2009.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:     /s/ Mark D. Nerud
Name: Mark D. Nerud
Title:   Chief Financial Officer

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:      /s/ Scott Kilgallen
Name:  Scott Kilgallen
Title:    Managing Director

Schedule A
Dated September 28, 2009
(Funds)

JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund

Schedule B
Dated September 28, 2009
(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate

$0 to $500 Million	.25%
$500 Million to $1 Billion	.17%
Amounts over $1 Billion	.15%

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate

$0 to $200 Million	.50%
Amounts over $200 Million	.45%

JNL/Goldman Sachs Mid Cap Value Fund
Average Daily Net Assets	Annual Rate

$0 to $100 Million	.50%
Amounts over $100 Million	.45%

Amendment
to
Investment Sub-Advisory Agreement
Between
Jackson National Asset Management, LLC
and
Goldman Sachs Asset Management, L.P.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of the state of Delaware and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of May 2, 2005 (as amended, the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the Adviser has appointed the Sub-Adviser to replace Credit Suisse Asset Management, LLC to provide certain sub-investment advisory services to the JNL/Credit Suisse Long/Short Fund of the Trust, which subsequently will be renamed the JNL/Goldman Sachs U.S. Equity Flex Fund.

Whereas, Schedule A and Schedule B must be amended to add the JNL/Goldman Sachs U.S. Equity Flex Fund to the Agreement.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 11, 2010, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 11, 2010, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of June 28, 2010, effective as of October 11, 2010.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:     /s/ Mark D. Nerud
Name: Mark D. Nerud
Title:   Chief Financial Officer

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:      /s/ Marie M. O'Neill
Name:  Marie M. O'Neill
Title:    Managing Director

Schedule A
Dated October 11, 2010
(Funds)

JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund

Schedule B
Dated October 11, 2010
(Compensation)

JNL/Goldman Sachs Core Plus Bond Fund
Average Daily Net Assets	Annual Rate

$0 to $500 Million	.25%
$500 Million to $1 Billion	.17%
Amounts over $1 Billion	.15%

JNL/Goldman Sachs Emerging Markets Debt Fund
Average Daily Net Assets	Annual Rate

$0 to $200 Million	.50%
Amounts over $200 Million	.45%

JNL/Goldman Sachs Mid Cap Value Fund
Average Daily Net Assets	Annual Rate

$0 to $100 Million	.50%
Amounts over $100 Million	.45%

JNL/Goldman Sachs U.S. Equity Flex Fund
Average Daily Net Assets	Annual Rate

$0 to $150 Million	.45%
Amounts over $150 Million	.40%

Exhibit B

Comparison of the JNL/Credit Suisse Long/Short Fund
and the JNL/Goldman Sachs U.S. Equity Flex Fund

Summary Prospectus May 1, 2010 ,
as amended, October 11, 2010

JNL/Goldman Sachs U.S. Equity Flex Fund (formerly, JNL/Credit Suisse Long/Short Fund )
(the “Fund”)
Class A and B

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at www.jackson.com  You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com .  The current Prospectus dated and SAI, both dated October 11, 2010 are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

The shares of the Fund are sold to life insurance company separate accounts (“separate accounts”) and other registered investment companies to fund the benefits of variable annuity contracts and variable life insurance policies, and may be sold to qualified and non-qualified retirement plans.

Investment Objective.  The investment objective of the Fund is long-term capital appreciation .

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management/Administrative Fee	0.95%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses*	0.39%
Acquired Fund Fees and Expenses**	0.01%
Total Annual Fund Operating Expenses	1.55%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management/Administrative Fee	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.39%
Acquired Fund Fees and Expenses**	0.01%
Total Annual Fund Operating Expenses	1.35%

* Other expenses are based on amounts incurred during the period ended December 31, 2009. The amount includes the costs associated with the Fund's short sales on equity securities. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. In addition, the Fund incurs borrowing fees related to short sale transactions. The annualized amounts of dividend expense on short sales and borrowing fees related to short sales for the period were 0.29% and 0.08%, respectively.  The Fund's actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which is expected to vary over time.
** Amount represents the Fund’s pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$158	$490	$845	$1,845

Class B
1 year	3 years	5 years	10 years
$137	$428	$739	$1,624

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

Period	Class A
1/1/2009 – 12/31/2009	909%

Period	Class B
1/1/2009 – 12/31/2009	909%

Principal Investment Strategies. The Fund’s principal investment strategy is to invest in a broad mix of equity securities that aims to p roduce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.

The Sub-Adviser will normally establish long and short positions in equity securities.  In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the index.  This strategy offers the portfolio management team increased flexibility in expressing their views, whether positive or negative, on certain issuers. The Sub-Adviser intends to maintain a net long exposure (the market value of long positions minus the market value of short positions divided by the total market value of the portfolio) of approximately 100% and a beta of 1. The Sub-Adviser will normally target long positions of 130% of the Fund’s net assets, and short positions of 30% of the Fund’s net assets, but may vary from these targets.

Beta is a measure of a stock’s volatility relative to the volatility of the market.  The FA fund that has the same volatility as that of the market has a beta of 1.  If the Fa fund has a beta less than 1, the Fa fund is less volatile than the market. On the other hand, the Fa fund that has a beta greater than 1 is more volatile than the market.  For this Fund, the market is considered to be all of the stocks included in the S&P 500 Index.

When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender.  If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs.  When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose.  This is a form of leverage, and when the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

The Sub-Adviser’s investment philosophy is based on the belief that investing should thoughtfully weigh two important attributes of a stock:  price and prospects.  The Sub-Adviser believes a company’s prospective ability to generate high cash flow returns on capital will strongly influence investment success.  The Fund will favor investments in equities that the Sub-Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.  Conversely, the Fund will short equities where the Sub-Adviser believes the businesses have limited prospects, such as those facing deteriorating fundamentals and severe headwinds, with limited or no competitive advantage.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Investment value style risk – Value stocks may not increase in price if other investors fail to recognize a company’s value or the factors that are expected to increase the price of a security do not occur. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other for longer periods of time.

•
Leveraging risk – Reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives, among others, may give rise to a form of leverage.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the markets, and competitive conditions.

•
Short sales risk – Short sales could result in loses greater than the actual cost of the investment. In addition, short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

Performance.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year compare with those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 16.48%; Worst Quarter (ended 12/31/08): -21.56%

Class B

Best Quarter (ended 6/30/2009): 16.57%; Worst Quarter (ended 12/31/08): -21.48%

Average Annual Total Returns as of December 31, 2009
	1 year	Life of Fund (January 16, 2007)
JNL/Goldman Sachs U.S. Equity Flex Fund (Class A)	24.86%	-5.57%
S&P 500 Index	26.46%	-6.03%

Average Annual Total Returns as of December 31, 2009
	1 year	Life of Class (January 16, 2007)
JNL/Goldman Sachs U.S. Equity Flex Fund (Class B)	25.07%	-5.37%
S&P 500 Index	26.46%	-6.03%

Portfolio Management.
Investment Adviser:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
Goldman Sachs Asset Management, LLC

Portfolio Manager:
Name:	Joined Management Team In:	Title:
Andrew Braun	2005	Managing Director
Sean Gallagher	2005	Managing Director

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund is not sold to the general public but instead serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
.

JNL/Goldman Sachs U.S. Equity Flex Fund (formerly, JNL/Credit Suisse Long/Short Fund )
Class A and B

Investment Objective.  The investment objective of the JNL/Goldman Sachs U.S. Equity Flex Fund is long-term capital appreciation .

Principal Investment Strategies.   The Fund’s principal investment strategy is to invest in a broad mix of equity securities that aims to p roduce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.

The Sub-Adviser will normally establish long and short positions in equity securities.  In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the index.  This strategy offers the portfolio management team increased flexibility in expressing their views, whether positive or negative, on certain issuers. The Sub-Adviser intends to maintain a net long exposure (the market value of long positions minus the market value of short positions divided by the total market value of the portfolio) of approximately 100% and a beta of 1. The Sub-Adviser will normally target long positions of 130% of the Fund’s net assets, and short positions of 30% of the Fund’s net assets, but may vary from these targets.

Beta is a measure of a stock’s volatility relative to the volatility of the market.  The FA fund that has the same volatility as that of the market has a beta of 1.  If the Fa fund has a beta less than 1, the Fa fund is less volatile than the market. On the other hand, the Fa fund that has a beta greater than 1 is more volatile than the market.  For this Fund, the market is considered to be all of the stocks included in the S&P 500 Index.

When the Fund sells a security short, it borrows the security from a lender and then sells it to a third party. To complete or close the short transaction, the Fund must acquire the same security in the market and return it to the lender.  If the Fund can close the transaction by buying the security at a price lower than the price paid by the third party, a profit results; however, if the price rises, a loss occurs.  When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of the short sale to purchase additional securities or for any other Fund purpose.  This is a form of leverage, and when the Fund does this, it is required to pledge replacement collateral as security to the broker, and may use securities it owns to meet any such collateral obligations.

The Sub-Adviser’s investment philosophy is based on the belief that investing should thoughtfully weigh two important attributes of a stock:  price and prospects.  The Sub-Adviser believes a company’s prospective ability to generate high cash flow returns on capital will strongly influence investment success.  The Fund will favor investments in equities that the Sub-Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.  Conversely, the Fund will short equities where the Sub-Adviser believes the businesses have limited prospects, such as those facing deteriorating fundamentals and severe headwinds, with limited or no competitive advantage.

Investment Process:

The decision to purchase, hold or short a security is driven by the Sub-Adviser’s fundamental research process. The GSAM Fundamental Equity Value team is comprised of sector specialists organized by industry expertise.  Investment ideas are generated by each member of the team through first-hand fundamental research, and capital is allocated to the most compelling ideas after the team takes the following steps:

Step 1: Research Prioritization. Stock selection begins with research prioritization.  The initial investment universe consists of securities throughout the entire market spectrum and is narrowed by evaluating each security’s valuation, profitability and business characteristics.

Step 2: Rigorous Analysis of Business Fundamentals.   The Fundamental Equity Value team conducts in-depth company research by rebuilding, analyzing and forecasting the financial statements of companies and tests assumptions through meetings and discussions with companies’ management, competitors, customers and suppliers. The team assesses a company’s overall business quality, focusing on its competitive advantage, free cash flow, cost structure, return on invested capital and management quality.

Step 3: Discussion with co-Lead Portfolio Managers and team: Sector specialists prepare formal investment theses, and the team meets daily to discuss these investment ideas.

Step 4: Portfolio Construction:   A security’s weighting in the portfolio (as a percentage of the Fund’s total assets) is decided based on its expected return potential relative to its contribution to overall portfolio risk.

Once a position is in the portfolio, continued analysis is performed on the stock.  The entire Fundamental Equity Value team attends weekly meetings to perform a comprehensive review of the portfolio, and its allocations and positions. Subsequent earnings and business developments are monitored carefully, and additional meetings with the management of the company are conducted.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Investment value style risk
•	Leveraging risk
•	Managed portfolio risk
•	Market risk
•	Short sales risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Counterparty and settlement risk
•	Derivatives risk
•	Industry concentration risk
•	Liquidity risk
•	Mid-capitalization investing risk
•	Portfolio turnover
•	Small cap investing risk
•	Temporary defensive positions and large cash positions

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Goldman Sachs U.S. Equity Flex Fund is Goldman Sachs Asset Management, L.P. (“GSAM ® ”), 200 West Street, New York, New York 10282.  GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”).  As of December 31, 2009, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $753.4 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis.  The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

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Andrew Braun ( Managing Director, Co-Chief Investment Officer ) joined GSAM as a mutual fund product development analyst in July 1993.  Mr. Braun is Co-CIO and portfolio manager of the US Value Equity team, where he oversees the portfolio management and investment research efforts for the firm's US value equity accounts.  Mr. Braun has 18 years of industry experience and has been a member of the US Value Equity team since 1997.  He currently has research responsibility for banks, specialty finance and broker dealers.  He has also covered insurance, basic materials, environmental services and transportation stocks throughout his tenure at Goldman Sachs.  He received a BA in Economics from Harvard University and an MBA in Finance and Economics from the Stern School of Business at New York University.

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Sean Gallagher ( Managing Director, Co-Chief Investment Officer ) joined GSAM as a research analyst in May 2000.  Mr. Gallagher is Co-CIO and portfolio manager of the US Value Equity team, where he oversees the portfolio management and investment research efforts for the firm's US value equity accounts.  Mr. Gallagher has 16 years of industry experience and has been a member of the US Value Equity team since 2000.  He currently has research responsibilities for telecommunications, media, cable and health care.  Mr. Gallagher received a BS in Finance from Drexel University and an MBA in Finance and Accounting from the Stern School of Business at New York University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Semi-Annual Report dated June 30, 2010 .